U.S. SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8-K


                             CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): August 23, 2004

                                E.T. CORPORATION
               (Exact Name of Registrant as Specified in Its Charter)

          Nevada                        0-9071                     74-2026624
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                      Identification No.)

   27127 Calle Arroyo, Suite 1923, San Juan Capistrano, California      92675
       (Address of Principal Executive Offices)                      (Zip Code)

     Registrant's telephone number, including area code:  (877) 613-3131



            Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On August 23, 2004, the Registrant sold 25,000,000 restricted shares of its common stock to Rukos Security Advice A.G. of Frankfurt, Germany, under a Regulation S offering. This firm purchased the shares on behalf of its clients in that country. The total consideration received for this transaction was $500,000, or $0.02 per share. No commissions were paid in connection with this sale. The proceeds of this financing are being used for the repayment of corporate debt and general working capital purposes.


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       E.T. Corporation



Dated: August 25, 2004                 By: /s/ Sidney B. Fowlds
                                       Sidney B. Fowlds, President